SCHEDULE 14C

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

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         14c-5(d)(2))
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        USAllianz Variable Insurance Products Trust
        ------------------------------------------
       (Name of Registrant as Specified in Charter)

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
                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             5701 GOLDEN HILLS DRIVE
                              MINNEAPOLIS, MN 55416

                   USAZ OPPENHEIMER INTERNATIONAL GROWTH FUND
          (FORMERLY KNOWN AS THE USAZ TEMPLETON DEVELOPED MARKETS FUND)

                              INFORMATION STATEMENT

This information statement is being provided on behalf of the Board of Trustees (the "Board") of the USAllianz Variable Insurance Products Trust (the "Trust") by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively "Allianz") to owners of certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Allianz.

On February 27, 2004, the Board, meeting in person, voted to replace Templeton Investment Counsel, LLC ("Templeton"), the investment subadviser for the USAZ Templeton Developed Markets Fund, with OppenheimerFunds, Inc.("Oppenheimer"), effective March 8, 2004. The Board approved an amendment to the existing portfolio management agreement between the Trust and Oppenheimer without shareholder approval pursuant to an exemptive order issued to the Trust and the Trust's investment manager, USAllianz Advisers, LLC ("USAllianz Advisers") by the U.S. Securities and Exchange Commission (the "SEC") on September 17, 2002 (the "Exemptive Order"). The Exemptive Order permits USAllianz Advisers, subject to oversight by the Board, to hire new subadvisers and to make certain changes to existing subadvisory agreements, without obtaining shareholder approval.

In connection with replacing Templeton with Oppenheimer, the Board also approved changing the name of the USAZ Templeton Developed Markets Fund to the USAZ Oppenheimer International Growth Fund (the "Fund").


Pursuant to the terms of the Exemptive Order, this information statement is being provided to owners of Variable Contracts. This information statement describes the circumstances surrounding the Board's approval of the change in subadvisers and provides you with an overview of the terms of the agreement with Oppenheimer. CONTRACT OWNERS DO NOT NEED TO TAKE ANY ACTION; THIS STATEMENT IS PROVIDED FOR INFORMATION ONLY. The approximate mailing date of this information statement is June 7, 2004.




             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

                               GENERAL INFORMATION


USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

The Trust is a Delaware business trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is comprised of 24 separate investment portfolios, each of which is, in effect, a separate mutual fund.

The Trust currently offers each series of its shares to one or more separate accounts of Allianz as funding vehicles for certain Variable Contracts issued by Allianz through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust, describes the separate account and the Variable Contracts issued through it.

USALLIANZ ADVISERS, LLC

Pursuant to an investment management agreement originally approved by the Board on April 11, 2001, USAllianz Advisers serves as the Trust's investment manager. USAllianz Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). USAllianz Advisers is a wholly-owned subsidiary of Allianz Life Insurance Company of North America. Its principal business address is 5701 Golden Hills Drive, Minneapolis, MN 55416.

USAllianz Advisers is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each fund according to its investment objective and strategies. USAllianz Advisers has engaged at least one subadviser for each fund to act as that fund's investment subadviser to provide day-to-day portfolio management.

The Board approved an amendment to the investment management agreement to add the USAZ Templeton Developed Markets Fund as a series of the Trust on November 5, 2001. The Board approved the appointment of Oppenheimer as the new subadviser of this series of the Trust, and a change of name of the series to USAZ Oppenheimer International Growth Fund, on February 27, 2004. To date, the Investment Management Agreement between the Trust and USAllianz Advisers has not been required to be submitted for approval by shareholders.

Section 15(a) of the 1940 Act generally requires that a majority of the Fund's outstanding voting securities approve any subadvisory agreement for the Fund. However, the Exemptive Order permits USAllianz Advisers to use a "manager of managers" approach to selecting and supervising subadvisers to manage the investments of the Fund and, on behalf of the Trust, to enter into and materially amend subadvisory agreements without shareholder approval.

Using the "manager of managers" approach, USAllianz Advisers selects subadvisers based on continuing quantitative and qualitative evaluation of their skills and abilities in managing assets pursuant to a particular investment style. Although USAllianz Advisers does not anticipate frequent changes in subadvisers, pursuant to the Exemptive Order, USAllianz Advisers may replace a fund's subadviser, or add another subadviser for a fund, without imposing the costs and delays of obtaining shareholder approval.

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's administrator, transfer agent and fund accountant. Administrative services provided by BISYS include providing office space, equipment and clerical personnel to the Trust and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS also serves as the principal distributor of the Trust.

                              INVESTMENT SUBADVISER

REPLACEMENT OF TEMPLETON INVESTMENT COUNSEL, LLC WITH OPPENHEIMERFUNDS, INC.

After review of the level of assets in the USAZ Templeton Developed Markets Fund, USAllianz Advisers recommended to the Board that Templeton be replaced by Oppenheimer. On February 27, 2004, the Board voted to replace Templeton with Oppenheimer effective March 8, 2004.

In connection with replacing Templeton with Oppenheimer as the investment subadviser for the USAZ Templeton Developed Markets Fund, the Board also approved changing the name of the Fund to the USAZ Oppenheimer International Growth Fund.

OPPENHEIMERFUNDS, INC.

Oppenheimer is a registered investment adviser under the Advisers Act. Its principal place of business is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281. Oppenheimer has been an investment adviser since January 1960. Along with its subsidiaries and controlled affiliates, Oppenheimer managed $150 billion in assets as of December 31, 2003. Oppenheimer has been subadviser for certain series of the Trust since May 1, 2002.

Oppenheimer is wholly owned by Oppenheimer Acquisition Corp. located in Rye, NY. Oppenheimer Acquisition Corp. is a subsidiary of MassMutual Financial Group, which in turn is owned by Massachusetts Mutual Life Insurance Company, which are both located at 1295 State Street, Springfield, MA.

The name and principal occupation of the principal executive officers and directors of Oppenheimer are set forth below. The address of each such individual is that of Oppenheimer.

---------------------- ---------------------------------------------------------
      NAME                       PRINCIPAL OCCUPATION
---------------------- ---------------------------------------------------------
---------------------- ---------------------------------------------------------
James H. Ruff          Executive Vice President
---------------------- ---------------------------------------------------------
---------------------- ---------------------------------------------------------
O. Leonard Darling     Director, Vice Chairman, Executive Vice President
---------------------- ---------------------------------------------------------
---------------------- ---------------------------------------------------------
Andrew Ruotolo         Executive Vice President and Director
---------------------- ---------------------------------------------------------
---------------------- ---------------------------------------------------------
John V. Murphy         President, CEO, Chairman
---------------------- ---------------------------------------------------------
---------------------- ---------------------------------------------------------
Craig P. Dinsell       Executive Vice President
---------------------- ---------------------------------------------------------
---------------------- ---------------------------------------------------------
Frank J. Pavlak        Director of Compliance; Chief Compliance Officer
---------------------- ---------------------------------------------------------
---------------------- ---------------------------------------------------------
Robert G. Zack         Senior Vice President and General Counsel
---------------------- ---------------------------------------------------------
---------------------- ---------------------------------------------------------
Brian W. Wixted        Treasurer
---------------------- ---------------------------------------------------------
---------------------- ---------------------------------------------------------
Kurt J. Wolfgruber     Chief Investment Officer
---------------------- ---------------------------------------------------------

No person who is an officer or trustee of the Fund is an officer or director of Oppenheimer.


As the principal portfolio manager of the Fund, George Evans is responsible for the day-to-day management of the Fund. Mr. Evans is a Vice President of Oppenheimer and has been employed by Oppenheimer since 1990. He is a member of the global equity investment team at Oppenheimer. Previously, he was a portfolio manager with the International Equities Department of Brown Brothers Harriman & Company for three years. Mr. Evans holds a BA/MA from Oxford University and an MBA from the Wharton School of the University of Pennsylvania. He is also a Chartered Financial Analyst.


Oppenheimer currently serves as investment adviser for the following funds that have an investment objective similar to that of the Fund:

------------------------------- --------------------------------- -------------------- ----------------------
             FUND                    RATE OF OPPENHEIMER'S         FEES WAIVED UNDER    NET ASSETS OF FUND
                                          COMPENSATION            ADVISORY AGREEMENT?      AT 12/31/2003
------------------------------- --------------------------------- -------------------- ----------------------
------------------------------- --------------------------------- -------------------- ----------------------
Oppenheimer International       .80% first $250 Million                   No           $916.8 Million
Growth Fund                     .77% next $250 Million
                                .75% next $500 Million
                                .69% next $1 Billion
                                .67% thereafter
------------------------------- --------------------------------- -------------------- ----------------------
------------------------------- --------------------------------- -------------------- ----------------------
Oppenheimer International       1.00% first $250 Million                  No           $103.5 Million
Growth Fund/VA                  0.90 % thereafter
------------------------------- --------------------------------- -------------------- ----------------------

SHARE OWNERSHIP As of December 31, 2003, no person, including any group, was known to own of record or beneficially an interest in more than 5% of the Fund's outstanding voting securities. In addition, trustees and executive officers of the Fund owned an interest individually and in the aggregate of less than 1% of the Fund's shares.


                        INVESTMENT SUBADVISORY AGREEMENTS

INFORMATION CONCERNING THE OPPENHEIMER SUBADVISORY AGREEMENT

The Oppenheimer subadvisory agreement is substantially similar to the prior Templeton subadvisory agreement, except for (1) a change in the effective date (the Templeton subadvisory agreement was effective November 5, 2001 and the Oppenheimer subadvisory agreement as to the Fund was effective on March 8,
2004); (2) a different fee schedule, and (3) the addition of a provision specifically clarifying that USAllianz Advisers retains the responsibility for overall compliance with applicable laws and rules.

The duties that Oppenheimer is required to perform under its subadvisory agreement with USAllianz Advisers are essentially the same as those provided by Templeton under its subadvisory agreement. Accordingly, the Fund receives substantially similar subadvisory services as it received under the Templeton subadvisory agreement.

The Oppenheimer subadvisory agreement provides that, subject to the overall supervision of USAllianz Advisers and the Board, Oppenheimer is granted full responsibility for the management of the assets of the Fund, in accordance with the Fund's investment objectives, policies and limitations, as stated in its prospectus and statement of additional information. Oppenheimer agrees to provide reports to USAllianz Advisers and to the Board regarding management of the assets of the Fund in a manner and frequency mutually agreed upon.

The Oppenheimer subadvisory agreement states that Oppenheimer will comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board. Notwithstanding the foregoing, Oppenheimer shall have no responsibility to monitor compliance with limitations or restrictions (other than applicable restrictions under the Fund's registration statement or the 1940 Act) for which information from USAllianz Advisers or its authorized agent is necessary to enable Oppenheimer to monitor compliance with such limitations or restrictions, unless such information is provided to Oppenheimer in writing and is otherwise agreed upon. Despite Oppenheimer's obligations under the subadvisory agreement, USAllianz Advisers retains overall responsibility for the Fund's compliance with applicable restrictions and limitations to the extent that a particular function is not specifically assigned to Oppenheimer under the subadvisory agreement. All compliance monitoring shall be the responsibility of USAllianz Advisers.

Pursuant to the Oppenheimer subadvisory agreement, Oppenheimer agrees to seek best execution in executing portfolio transactions. In assessing the best execution available for any transaction, Oppenheimer will consider all of the factors that it deems relevant, especially the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the importance to the Fund of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund, and the reasonableness of the commission, if any. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, Oppenheimer may also consider the brokerage and research services provided to the Fund and/or other accounts over which Oppenheimer exercises investment discretion. Oppenheimer is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commissions another broker-dealer would have charged for effecting that transaction if, but only if, Oppenheimer determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

Provided the investment objectives of the Fund and applicable law are adhered to, the Oppenheimer subadvisory agreement permits Oppenheimer to aggregate sale and purchase orders of securities and other investments held in the Fund with similar orders being made simultaneously for other accounts managed by Oppenheimer or with accounts of Oppenheimer's affiliates, if in Oppenheimer's reasonable judgment such aggregation would result in an overall economic benefit to the Fund. In addition, Oppenheimer's services under the subadvisory agreement are not exclusive, and Oppenheimer is permitted to provide the same or similar services to other clients.

The Oppenheimer subadvisory agreement provides that Oppenheimer is not liable to USAllianz Advisers, the Fund, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except: (1) for willful misfeasance, bad faith or gross negligence on the part of Oppenheimer or its officers, directors or employees, or reckless disregard by Oppenheimer of its duties under the subadvisory agreement, and (2) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Duration and Termination provision of the Oppenheimer subadvisory agreement is identical to that of the Templeton subadvisory agreement. Both agreements provide for an initial term of two years from the effective date of the agreement. The agreements are then automatically renewed for successive annual terms, provided such continuance is specifically approved at least annually by
(i) the Trustees or (ii) by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Oppenheimer subadvisory agreement may be terminated at any time without the payment of any penalty, by USAllianz Advisers, or by the Trust upon the vote of a majority of the trustees or by a vote of the majority of the Fund's outstanding voting securities, each upon 60 days written notice to Oppenheimer, or by Oppenheimer at any time without penalty, upon 60 days written notice to the Trust or USAllianz Advisers. The Oppenheimer subadvisory agreement automatically terminates in the event of its assignment to another party. This termination provision is the same as the termination provision of the Templeton subadvisory agreement.

The Oppenheimer subadvisory agreement provides that for the services rendered, the facilities furnished and the expense assumed by Oppenheimer, USAllianz Advisers (out of its fees received from the Fund, in accordance with the terms of the investment management agreement between USAllianz Advisers and the Trust), will pay Oppenheimer a monthly fee as shown in the following table. Such subadvisory fee is accrued daily and paid to Oppenheimer monthly.

------------------------------------ -------------------------------------------
                                     PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------------ -------------------------------------------
------------------------------------ -------------------------------------------
USAZ Oppenheimer International       0.65% first $10 Million
Growth Fund                          0.60% next $90 Million
                                     0.50% over $100 Million
------------------------------------ -------------------------------------------

The Templeton subadvisory agreement provided that USAllianz Advisers would pay Templeton a monthly fee as shown in the following table.

------------------------------------ -------------------------------------------
                                     PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------------ -------------------------------------------
------------------------------------ -------------------------------------------
USAZ Templeton Developed             0.625% first $50 Million
Markets Fund                         0.465% next $150 Million
                                     0.450% next $300 Million
                                     0.425% over $500 Million
------------------------------------ -------------------------------------------

The Oppenheimer subadvisory agreement contains no provisions prescribing limits on the operating expenses of the Trust or Fund.

SUBADVISORY FEES

For the period from November 5, 2001 through March 7, 2004, Templeton received $81,226 for subadvisory services to the Fund.

If the Oppenheimer subadvisory agreement had been in effect during the period from November 5, 2001 through March 7, 2004, Oppenheimer would have received $83,256 for subadvisory services for the Fund. This amount would have been 102% of the amount received by Templeton for the same period.

BOARD CONSIDERATION OF THE OPPENHEIMER SUBADVISORY AGREEMENT

At an in-person meeting of the Board held on February 27, 2004, the trustees unanimously approved an amendment to the existing subadvisory agreement between USAllianz Advisers and Oppenheimer to appoint Oppenheimer as subadviser of the Fund. At the meeting the trustees reviewed materials furnished by both USAllianz Advisers and Oppenheimer.

In reaching its determination, the Board considered the recommendation of USAllianz Advisers that the Board select Oppenheimer as subadviser to the Fund. The Trust operates pursuant to a "manager of managers" exemptive order from the Securities and Exchange Commission, and USAllianz Advisers, as manager of all of the series of the Trust, is charged with researching and recommending subadvisers for the Trust. In considering the recommendation of USAllianz Advisers, the Board was aware that USAllianz Advisers was not affiliated with either Templeton or Oppenheimer.

USAllianz Advisers explained to the trustees the research, review and selection process that it employed to identify Oppenheimer as the recommended candidate to subadvise the Fund. This research included discussions with Oppenheimer's senior officers and investment personnel, as well as review of due diligence materials provided by Oppenheimer and general industry information about the Oppenheimer firm. In contrasting Oppenheimer with Templeton, USAllianz Advisers noted that the Templeton fund was the only fund of the Trust subadvised by Templeton, and USAllianz Advisers believed that it was more efficient and cost-effective for the Trust to have each subadviser manage multiple funds. In addition, as of 2/29/2004, the Fund had only taken in approximately $19.5 million in assets, and at this level the Fund was not economic to operate. USAllianz Advisers believed that moving the portfolio management of the Fund to another subadviser such as Oppenheimer, which already managed two funds of the Trust, could have a beneficial effect on profitability and sales of the Fund.

USAllianz   Advisers  also  explained  the   subadvisory  fee  rate  payable  to
Oppenheimer, and contrasted this rate to the rate paid to Templeton for managing the Fund.

The Board was aware that, because the subadviser is paid out of the management fee paid to USAllianz Advisers, a change of subadvisers, in and of itself, would not result in any change in the advisory fees paid by shareholders of the Fund.

The Board, including a majority of the non-interested trustees, with the assistance of independent counsel to the independent trustees, considered whether to approve the amendment to the existing Oppenheimer subadvisory agreement to add Oppenheimer as subadviser of the Fund. In determining whether it was appropriate to approve the amendment to the Oppenheimer subadvisory agreement, the trustees considered, among other things, information about the following: (1) the subadvisory fee to be received by Oppenheimer from USAllianz Advisers for services to the Fund; (2) the nature and quality of the services required to be performed by Oppenheimer; (3) the performance results for other funds or portfolios managed by Oppenheimer (in particular the performance of the similar funds listed on page 4 of this Information Statement); and (4) the personnel and research capabilities of Oppenheimer.


In reviewing the various matters listed above, the Board noted that the fees to be paid to Oppenheimer were comparable to those paid to Templeton. Information comparing the expenses under the Oppenheimer subadvisory agreement and the Templeton subadvisory agreement is set forth on page 7 of this Information Statement. In reviewing the other various matters listed above, the Board concluded that Oppenheimer was a recognized firm capable of competently managing an international fund such as the Fund; that the services Oppenheimer could provide were at a level at least equal to the services that could be provided by Templeton; that Oppenheimer was staffed with a number of qualified personnel and had significant research capabilities; and that Oppenheimer had demonstrated considerable investment acumen in the management of a number of its funds.

Another factor considered by the Board in favor of Oppenheimer is that Oppenheimer's portfolio managers do not manage both registered investment companies and hedge funds. The Board believed that not managing hedge funds had the potential to reduce the conflict that otherwise might arise in managing both public and private monies. In this regard, the Board noted market timing issues that had arisen recently at some fund companies as a result of managing both public and private monies.

The Board also reviewed Oppenheimer's market timing policies and noted that Oppenheimer to date had not been implicated in improper market timing or late trading activities.

The trustees determined that the proposed new subadvisory arrangements between Oppenheimer and USAllianz Advisers were reasonable and in the best interests of the Fund and they approved Oppenheimer as the Fund's new subadviser effective March 8, 2004.

BROKERAGE TRANSACTIONS

Oppenheimer is primarily responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, to affiliates of Oppenheimer.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, Oppenheimer is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Oppenheimer seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While Oppenheimer generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Oppenheimer is authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account, the importance to the Fund of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund, the brokerage and research services provided to the Fund and/or other accounts over which Oppenheimer or an affiliate of Oppenheimer exercises investment discretion.

On occasion, when Oppenheimer determines that the purchase or sale of a security is in the best interest of the Fund as well as its other advisory clients (including any other investment portfolio of the Trust or other advisory account for which Oppenheimer or an affiliate acts as investment adviser), Oppenheimer, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by Oppenheimer in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

For the year ended December 31, 2003, the Fund paid aggregate brokerage fees of $7,053.

AFFILIATED BROKERAGE COMMISSIONS

Subject to the above considerations, Oppenheimer may use a broker that is an affiliated person of the Trust, USAllianz Advisers, or a broker that is an affiliated person of Oppenheimer, to effect transactions on a securities exchange for the Fund ("Affiliated Broker"). In order for an Affiliated Broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits Affiliated Brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the non-interested trustees, have adopted or approved procedures for Oppenheimer which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an Affiliated Broker are consistent with the foregoing standard. Brokerage transactions with Affiliated Brokers also are subject to such fiduciary standards as applicable law imposes on Oppenheimer and/or its Affiliated Brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to ensure compliance with the requirements of Section 11(a) in order that Oppenheimer may use an Affiliated Broker in these circumstances.


For the year ended December 31, 2003, the Fund paid $653 to its Affiliated Brokers, within the meaning under the 1940 Act, which represented 9.26% of the aggregate commissions that the Fund paid for the same period. The following table identifies each Affiliated Broker, the basis of the broker's affiliation, and the amount of commissions paid to that broker during the year 2003.

---------------------------- ------------------------------ ---------------------- --------------------------
          BROKER                 BASIS OF AFFILIATION        AGGREGATE AMOUNT OF     % OF FUND'S AGGREGATE
                                                              FUND'S AFFILIATED        DOLLAR AMOUNT OF
                                                                  BROKERAGE          COMMISSIONS EFFECTED
                                                            COMMISSIONS FOR YEAR      THROUGH AFFILIATED
                                                              ENDED 12/31/2003       BROKERS FOR THE YEAR
                                                                                       ENDED 12/31/2003
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Morgan Stanley               Other subadviser's                              $460                      6.52%
                             affiliated broker dealer
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Credit Lyonnais              Other subadviser's                               $97                      1.38%
                             affiliated broker dealer
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Dresdner Securities (USA)    Other subadviser's and                           $78                      1.11%
Inc.                         Manager's affiliated broker
                             dealer
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Dresdner Kleinwort           Other subadviser's and                           $13                      0.18%
Wasserstein                  Manager's affiliated broker
                             dealer
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Sanford Bernstein            Other subadviser's                                $5                      0.07%
                             affiliated broker dealer
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
                                                            TOTAL            $653    TOTAL             9.26%
---------------------------- ------------------------------ ---------------------- --------------------------


                                REPORTS AVAILABLE

Copies of the Trust's annual report will be furnished without charge upon request. Such request should be directed to USAllianz VIP Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or if by phone at (877) 833-7113.

To reduce expenses, only one copy of the Trust's annual report or information statement, as applicable, may be mailed to households, even if more than one person in a household is a contract owner. To request additional copies of the annual report or information statement, or, if you have received multiple copies but prefer to receive only one copy per household, please call the USAllianz VIP Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the USAllianz VIP Trust at the above address or phone number.

                             ADDITIONAL INFORMATION

The Trust is not required to hold annual meetings of shareholders, and, therefore, the anticipated date of a meeting of shareholders of the Fund cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Trust at least 120 days prior to the date voting instructions or proxy materials are mailed to shareholders.